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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2004
Date of Report (Date of earliest event reported)

GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30617 (Commission File Number)	74-2785449 (IRS Employer Identification No.)

6000 Northwest Parkway, Suite 100
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

        On September 16, 2004, GlobalSCAPE, Inc. (the "Company") dismissed Ernst & Young LLP as its independent auditor. Also, on September 16, 2004 the company engaged Helin, Donovan, Trubee & Wilkinson, LLP as it's independent public accountant for the fiscal year ending December 31, 2004. Each of these actions were authorized by the Company's Board of Directors. On September 16, 2004, Helin, Donovan, Trubee & Wilkinson, LLP advised the company of it's acceptance of the engagement.

        No Ernst & Young LLP report on the Company's combined consolidated financial statements for either of the past two fiscal years contained any adverse opinions or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company for the two years ended December 31, 2002 and 2003, and the subsequent interim period through September 15, 2004 (the "Relevant Period"), there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to Ernst & Young LLP's satisfaction would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement(s) in connection with its reports. Also, during the Relevant Period there were no reportable events as described in Item 304(a)(i)(v) of the Securities and Exchange Commission's Regulation S-K.

        During the Relevant Period, neither the Company nor, to the Company's knowledge, anyone acting on the Company's behalf consulted with Helin, Donovan, Trubee & Wilkinson, LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered in the Company's financial statements; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Ernst & Young LLP with a copy of the foregoing disclosures.

        A letter from Ernst & Young LLP to the Securities and Exchange Commission stating its agreement with the above statements concerning Ernst & Young LLP is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Final Statements and Exhibits

  (c)
  Exhibits

  16.1
  Letter from Ernst & Young LLP to the Securities and Exchange Commission

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalSCAPE, Inc.
Dated: September 21, 2004
By:	/s/ RANDY POOLE Randy Poole Randy Poole, President and COO

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  Item 4.01 Changes in Registrant's Certifying Accountant
  Item 9.01 Final Statements and Exhibits
SIGNATURES